EATON VANCE TAX-MANAGED DIVIDEND INCOME FUND Supplement to Prospectus dated March 1, 2008

Effective July 1, 2008, the following replaces the second paragraph under "Tax-Managed Dividend Income Fund" under "Management and Organization":

Judith A. Saryan has served as portfolio manager of the Fund since it commenced operations. Aamer Khan has served as a portfolio manager of the Fund since September 2005 and Thomas H. Luster has served as a portfolio manager of the Fund since July 2006. Ms. Saryan and Mr. Luster manager other Eaton Vance portfolios, have managed Eaton Vance portfolios for more than five years, and are Vice Presidents of Eaton Vance and BMR. Mr. Khan manages other Eaton Vance portfolios and has been an analyst at Eaton Vance for more than five years. He is a Vice President of Eaton Vance and BMR.

June 26, 2008	TMCOMBPS2